GRANT PARK MANAGED FUTURES STRATEGY FUND

Class A: GPFAX

Class C: GPFCX

Class I: GPFIX

Class N: GPFNX

a series of Northern Lights Fund Trust

Supplement dated March 30, 2016

to the Prospectus dated January 28, 2016

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Effective immediately, the following replaces the second full paragraph of the section entitled “Principal Investment Strategies” on page 8 of the Fund’s Prospectus and the second full paragraph of the section entitled “Principal Investment Strategies” on page 14 of the Fund’s Prospectus:

The Fixed Income Strategy is designed to provide the Fund liquidity, to preserve the Fund’s capital, and to generate interest income while limiting duration-related or liquidity risks. The Fund intends to principally execute its Fixed Income Strategy by investing in an another mutual fund advised by the adviser (the “Affiliated Fund”). The Affiliated Fund primarily invests in investment grade fixed income securities that meet the following criteria: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities, (3) money market funds, certificates of deposit and time deposits issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, (4) participation interests in loans extended by banks to companies, (5) corporate bonds, notes, commercial paper or similar debt obligations, and (6) mortgage backed securities. In pursuing its Fixed Income Strategy, the Fund may also invest directly in such securities. The Affiliated Fund and the Fund define investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if unrated, determined by the adviser to be of comparable quality. The fixed income portion of the Fund's portfolio and the Affiliated Fund’s portfolio will be invested without restriction as to issuer country, type of entity, or capitalization. The Fund's entire portfolio is designed to create an investment performance profile exhibiting three key attributes:

• Performance that produces positive results over multiple years which is uncorrelated with typical portfolios of equities, fixed income investments, and hedge funds.

• Volatility similar to equity indices, e.g., S&P 500.

• Exposure to markets, investments, and trading strategies not typically available to investors.

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This Supplement, and the Prospectus and Statement of Additional Information dated January 28, 2016, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-855-282-1100.

Please retain this Supplement for future reference.